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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        DATE OF REPORT:  MARCH 30, 2000
                        -------------------------------
                       (Date of earliest event reported)



                            OVERSEAS PARTNERS LTD.
                            ----------------------
            (Exact name of registrant as specified in its charter)


      Islands of Bermuda                  0-11538                    N/A
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(State or other jurisdiction of      (Commission file         (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)

        Mintflower Place, 8 Par-la-Ville Road, Hamilton HM 08, Bermuda
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              (Address of principal executive offices)        (Zip Code)


    Registrant's telephone number, including area code      (441) 295-0788
                                                          ------------------

                                Not Applicable
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Former name, former address and former fiscal year, if changed since last report
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ITEM 5 - OTHER EVENTS

On March 30, 2000, Mr. D. Scott Davis resigned as Chief Executive Officer of Overseas Partners Ltd. (the "Company"). Mr. Davis has agreed to remain a member of the Board of Directors. Simultaneously with Mr. Davis's resignation, Ms. Mary R. Hennessy, the President of the Company, was appointed to the position of Chief Executive Officer.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned, hereunto duly authorized.



Date: April 7, 2000                     OVERSEAS PARTNERS LTD.
      -------------                     -------------------------
                                        (Registrant)



                                        By: /s/ Mary R. Hennessy
                                            ---------------------
                                        Mary R. Hennessy
                                        President and Chief Executive Officer
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ITEM 7 - FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

The Registrant is filing herewith the press release listed as Exhibit 99.
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                                 EXHIBIT INDEX


99      Press Release Dated March 30, 2000      Filed herewith.